Exhibit 32.3

         CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
                           PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Celtron International, Inc. on Form 10KSB for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report'), I, Allen Harington, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Allen Harington
_____________________
Allen Harington
Chief Executive Officer
Date: May 30, 2005